Exhibit 32.2

URANIUM RESOURCES, INC.

650 S. Edmonds Lane, Suite 108, Lewisville, TX 75067

972.219.3330 Phone   972.219.3311 Fax

November 14, 2006

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas H. Ehrlich, Vice President - Finance and Chief Financial Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2006 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas H. Ehrlich
Thomas H. Ehrlich
Vice President and Chief Financial Officer
November 14, 2006